SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 7, 2003

AML Communications, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	-	77-0130894
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Avenida Acaso, Camarillo, CA		93012
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (805) 388 1345

Item 12.  Results of Operations and Financial Condition.

On August 7, 2003, the Company announced its results for its first quarter ended June 30, 2003. A copy of the press release is attached as an exhibit.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AML COMMUNICATIONS, INC.

Date: August 7, 2003	By:	/s/ Susan J. Fite
Susan J. Fite
Director of Finance

Exhibit Index

No.	Document

99	Press Release dated August 7, 2003